                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption  "Experts" and to the use of our report dated March 19, 2004, in the Registration  Statement (Form
S-1) and related  Prospectus  of GulfWest  Energy Inc. for the  registration  of
19,179,192 shares of its common stock.

                                               /s/ Weaver and Tidwell, L.L.P.
                                               --------------------------------
Dallas, Texas

May 28, 2004